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                                                                   EXHIBIT 10.1


                           VOTING TRUST AGREEMENT OF
                              SHELTON VOTING TRUST


         This Agreement, made on this 1st day of July, 1986, at Dallas County, Texas, by and between the undersigned parties creates a voting trust to own the undeveloped working interests of the Yankee (Canyon Sand) Field Unit, MA., RRC No. 03215, of Tom Green County, Texas, as set forth in the Unit Agreement, as recorded in volume 405, Page 609, of the Deed Records of Tom Green County, Texas, hereinafter referred to as 'The Asset'

         In consideration of the mutual promises contained herein, the undersigned parties enter into this voting trust agreement for the purpose of concentrating the vote of the shares represented under this agreement into a clear and definite policy of the management under the discretion of the voting trustee.

         1. The parties to this agreement are the owners of the 'Asset' who shall subscribe their names to this agreement called VOTING TRUST CERTIFICATE holders after the VOTING TRUST CERTIFICATES are issued to them and the Trustee, Mr. Bryan L. Walker and the Registrar, Hr. Bryan L. Walker.

         2. The voting trust agreement shall become effective on July 1, 1986.

         3. There shall be one trustee of this trust. That trustee shall be Mr. Bryan L. Walker and/or his successors. The trustee shall serve for the entire term of this trust in the absence of his removal, resignation or death.

                  A. Removal: The Trustee may be removed for cause at any time by a majority vote of the VOTING TRUST CERTIFICATE holders.


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                  B. Resignation: The trustee may resign by giving notice of his resignation. When the trustee resigns, the successor trustee may settle any account or transaction with the resigning trustee.

                  C. Death: The rights and duties of the trustee shall terminate upon his death and no rights or duties of the trustee may be transferred by will, devise, succession or in any manner, except as provided in this agreement. However, the heirs, administrators, and executors of the trustee shall have the right and duty to convey any property held by the trustee to the successor trustee Successor Trustee may be appointed by a majority vote of the VOTING TRUST CERTIFICATE holders.

         4. The Registrar is appointed as an agent of the trustee, by the trustee, to perform the following duties:

                  A. To receive and hold the assignment of the "asset" delivered to the trustee under this agreement.

                  B. To execute and issue VOTING TRUST CERTIFICATES in the name of the trustee.

                  C. To perform the functions delegated to him by the trustee.

                  D. Should a vacancy occur in the office of trustee, to perform the duties of the trustee until a successor trustee is duly appointed and qualified.

         The Registrar may resign by giving fifteen (15) days notice to the trustee in writing; and may, be removed by the trustee by giving of fifteen
(15) days notice, in writing.

         If a vacancy occurs in the office of Registrar, the trustee


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may appoint a successor by an instrument in writing, signed by the successor
Registrar, to indicate his consent to such appointment.

         5. On the execution of this agreement, the owners of the 'asset' shall deposit with the registrar an assignment of a net revenue interest of .7640625 in the undeveloped portion of acreage covered by the aforementioned unit agreement. This assignment shall be made to the trustee and shall be of a legal form and accompanied by instruments of transfer which will enable the registrar to cause the 'asset' to be transferred to the name of the trustee.

         Despite any changes in the trustee, the record title standing in the name of the trust may be endorsed and transferred by any successor trustee with the same effect as if endorsed and transferred by the trustee who has ceased to act. The trustee is authorized and empowered to cause any further transfer to be made which may be necessary in his discretion.

         Despite the provisions in the above and foregoing paragraphs, the trustee shall have no authority to sell or otherwise dispose of or encumber any of the 'asset' deposited pursuant to the provisions of this agreement, except as otherwise provided in the document.

         Upon receipt by the registrar of the assignment in the name of the trustee, he shall hold the assignment subject to the terms of this agreement; and the registrar shall issue and deliver to the surrendering owners VOTING TRUST CERTIFICATES. The trustee may issue fractional share certificates, script or other evidence of ownership of a fraction of the trust certificate


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properly indicates the ownership of the fractional interest represented thereby.

         The VOTING TRUST CERTIFICATE shall be transferable only as provided in this agreement; and on the payment of any charges payable at the time of transfer. All transfers shall be recorded in the certificate book and any transfer made of any VOTING TRUST CERTIFICATE shall vest in the transferee all rights of the transferor and shall subject the transferee to the same limitations as those imposed on the transferor by the terms of the VOTING TRUST CERTIFICATE and the terms of this agreement. The trustee shall deliver a number of shares of VOTING TRUST CERTIFICATES to the transferee for his proportion of ownership in the 'asset' represented by the VOTING TRUST CERTIFICATE order of transfer.

         The trustee shall not be required to recognize any transfer of a VOTING TRUST CERTIFICATE not made in accordance with the provisions of this agreement unless the persons claiming ownership shall have produced indicia of title satisfactory to the trustee, and shall have deposited with the trustee indemnity satisfactory to him.

         The trustee may treat the VOTING TRUST CERTIFICATE holders as the absolute owners of the VOTING TRUST CERTIFICATE and the trustee shall not be bound or affected by any notice to the contrary.

         If a VOTING TRUST CERTIFICATE shall be mutilated or be destroyed, lost, or stolen, the trustee, in his discretion, may issue a new VOTING TRUST CERTIFICATE of like tenor and


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like denomination in exchange or substitution for the mutilated VOTING TRUST
CERTIFICATE or for the certificate so destroyed, stolen, or lost. The applicant for the substituted VOTING TRUST CERTIFICATE shall refer to the trustee evidence of the destruction, theft, or loss of the certificate satisfactory to him in his discretion.

         The applicant shall also furnish indemnity satisfactory to the trustee.

         6. While the trustee holds assets deposited pursuant to the provisions of this agreement, he shall possess and shall be entitled to exercise all rights and powers of absolute asset owners to any action except those specified below. The trustee shall not vote in favor of the sale, mortgage, or pledge of all or substantially all the assets; or, for any change in the capital structure, or powers of the 'asset', or in connection with a merger, consolidation, reorganization, or dissolution, except with the consent of two-thirds (2/3) or more i ~ interest of the VOTING TRUST CERTIFICATES obtained at a meeting held under this paragraph. No other person shall have any voting rights with respect to the 'asset' so long as this agreement is in effect and the 'asset' is registered in the name of the trustee.

         In doing any act regarding the control or management of the 'asset', or its affairs, as a holder of the asset deposited hereunder, the trustee shall exercise his best judgement in the interest of the asset to the end that its affairs be properly managed.

         If a question arises in which the trustee desires an opinion of the VOTING TRUST CERTIFICATE holders, a meeting for


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this purpose may be called by the trustee. At the meeting, the owners of 2/3 or more, interest in the VOTING TRUST CERTIFICATES, may determine the manner in which they desire the trustee to act, and the trustee shall be bound to act in the manner designated.

         The trustee shall not be called upon or expected to take any action as a result of this meeting unless or until he has been fully indemnified against any loss, damage, claim, or injury to which he might be subjected, either by reason of his action or by reason of his position as trustee under this agreement.

         Any trustee, his employees, or agents, or any firm or corporation of which he may be a member, agent or employee; and any corporation, trust or association, of which he may be a trustee, stockholder, director, officer, agent, or employee may contract with or be or become pecuniarily interested, directly or indirectly, in any manner or transaction, to which the company or a subsidiary or controlled or affiliated corporation may be a party or in which it may be concerned, as fully and freely as though the trustee were not a trustee hereunder. The trustee, his employees or agents, may act as directors or officers of the company or any subsidiary or controlled or affiliated corporation.

         The trustee shall serve without compensation.

         The trustee is expressly authorized to incur and pay those reasonable charges and expenses which may be necessary and proper for the administering of this agreement. The VOTING TRUST CERTIFICATE holders agree to reimburse and indemnify the trustee for all claims, expenses and liabilities


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incurred by him in connection with the discharge of his duties under this agreement. Any such claim, expense or liability, shall be charged to the VOTING TRUST CERTIFICATE holders, pro-rated, and may be deducted from distributions to them, or may be made a charge payable as a condition to the delivery of other property in his possession or in the possession of the registrar.

         No trustee shall be liable for the acts or defaults of any other trustee. The trustee shall be free from liability in acting on any paper, document or signature, believed by him to be genuine and to have been signed by the proper party. The trustee shall not be liable for any error of judgement nor for any act done or omitted nor for any mistake of fact or law, nor for anything which you may do or refrain from doing in good faith, nor generally shall the trustee have any accountability thereunder, except, that the trustee shall be liable for his own willful default or gross negligence. The trustee may advise with legal counsel, and any action under this agreement taken or offered in good faith by him in accordance with the opinion of counsel, shall be conclusive oil the parties to disagreement and the trustee shall be fully protected and subject to no liability in respect thereto.

         7. Each VOTING TRUST CERTIFICATE holder shall be entitled to receive from time to time, payments, equal to the amount of cash income collected or received by the trustee on the assets in regard to which VOTING TRUST CERTIFICATES were issued, less the deductions provided for in this agreement. These payments shall be made, as soon as practical, after the receipt of income, to the VOTING TRUST CERTIFICATE


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holders. Instead of receiving cash income, the trustees may instruct the income pay or, in writing, to pay the income directly to the VOTING TRUST CERTIFICATE holders. The trustee may at any time, revoke the instructions and direct that payments to be made to the trustee.

         Should the holders of a 2/3 of the VOTING TRUST CERTIFICATES vote to create a legal entity to hold the asset, or to assign the asset to an existing entity, in exchange for voting stock in such an entity, all provisions of this agreement will remain in full effect. Should this happen, the definition of the 'asset' will be amended to reflect the 'description of share received'.

         The Trustee may distribute, if practicable, allocated or divided interests or portions of the assets held by the trustee to a holder of VOTING TRUST CERTIFICATES, upon the following:

                  1. Written application and notice by such holder that he wishes to sell or assign any or all of his beneficial interest in trust assets; and

                  2. Surrender to the trustee of relevant VOTING TRUST CERTIFICATES.

         The transfer of voting rights to the trustee is not to be construed in any manner as a restriction on the right of the VOTING TRUST CERTIFICATE holders to sell or assign their interest. The assignment of voting rights is, however, irrevocable as long as there has been no sale or assignment.

         The holders of VOTING TRUST CERTIFICATES, or any other person, may at any time, and from time to time, add cash,


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securities, or other property to the corpus of the trust estate herein created with the consent of the Trustee. Any additions to the trust shall be held, administered and distributed as an integral part of the corpus thereof in accordance with all of the terms and provisions of this agreement.

         8. It shall be the duty of the registrar to maintain a record of assets which are transferred to the trustee, indicating the name in which the asset was held, and any other information deemed important. The registrar shall also maintain a record of the date on which any asset was received by him, and shall also obtain a receipt for any asset so delivered. The registrar shall maintain a record showing the names and addresses of the VOTING TRUST CERTIFICATE holders. The record shall show the number of certificates held by each person, the record shall also show the date on which the VOTING TRUST CERTIFICATES were issued, cancelled, transferred or replaced.

         The record shall be known as the Certificate Record Book and shall be open to inspection by any of the parties to this agreement or their successors at any reasonable time. The first VOTING TRUST CERTIFICATE holder to appear in the Certificate Record Book shall be the parties to this agreement to whom the VOTING TRUST CERTIFICATES are issued. The records shall show any subsequent transfer, assignment, pledge, attachment, execution, and any other matter affecting the title to the VOTING TRUST CERTIFICATE which comes to the attention of the registrar or trustee. Any document purporting to affect the title of the VOTING TRUST CERTIFICATE shall also


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be kept in the Certificate Record Book together with a sample copy of the
VOTING TRUST CERTIFICATE. The Certificate Record Book may be closed from time to time by the registrar for a period not to exceed fifteen (15) days. Notice of the closing shall be given to all parties to this agreement at least thirty
(30) days prior to closing. The closing of the Certificate Record Book shall not affect the right to inspection.

         The Registrar shall maintain a book of accounts which shall be in the form prescribed from time to time by the trustee. Information concerning these accounts shall be posted at least quarterly.

         9. The trust created by this agreement is expressly declared to be irrevocable except as otherwise provided in this agreement.

         This agreement shall terminate in any event twenty-five (25) years after its effective date without any action by the trustee or any other party.

         Within sixty (60) days after the termination of this agreement the trustee shall deliver to the VOTING TRUST CERTIFICATE holders, or assigns, and assignment of the 'asset' representing the ownership represented by the VOTING TRUST CERTIFICATES issued and the VOTING TRUST CERTIFICATE holders shall surrender the VOTING TRUST CERTIFICATES properly endorsed together with a sum sufficient to cover any governmental charges for the transfer or delivery of the documents.

         Within one-hundred and twenty (120) days after the


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termination of this trust, the trustee shall render a final accounting to the
VOTING TRUST CERTIFICATE holders and to the company and shall distribute any funds or any other assets held by him to the parties entitled thereto.

         10. This agreement is made, executed and entered into at Dallas, Texas, and it is mutually agreed that performance of all parties of this contract shall be made at Dallas, Dallas County, Texas.

         This agreement is intended by the parties to be governed and construed in accordance with the laws of the State of Texas.

         This agreement shall not be severable or divisible in any way, but is specifically agreed that, if any provision should be invalid, then that invalidity shall not affect the validity of the remainder of this agreement.

         Any notice to be given to the trustee under this agreement shall be sufficiently given if mailed to the trustee at 6124 Sherry Lane, LB 199, Dallas, Texas, by delivery, by certified mail, return receipt requested, or any other such address as the trustee may from time to time designate by written notice given to the VOTING TRUST CERTIFICATE holders.

         Any notice to be given to a VOTING TRUST CERTIFICATE holder shall be sufficiently given if mailed, postage prepaid, to him at his address on the VOTING TRUST CERTIFICATE book, certified mail, return receipt requested.


WHEREOF, WITNESS OUR HANDS, at Roanoke, Texas, this the 1st day of July, 1986.


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                                   Signature

                                   ----------------------------------
                                   Bryan L. Walker, for the
                                   benefit of Laura N. Walker, as
                                   her separate property



                                   Signature

                                   ----------------------------------
                                   Richard C. Smith



Signature

-----------------------------
Bryan L. Walker, Trustee


Signature

-----------------------------
Bryan L. Walker, Registrar




SWORN TO AND SUBSCRIBED, BEFORE ME, on this 1st day of July, 1986.


                                   Signature
                                   ----------------------------------
                                   Notary Public, State of Texas





Exhibit "A"


Map - not able to scan